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                                                                    EXHIBIT 23.4

                       CONSENT TO BE NAMED AS A DIRECTOR
                                       OF
                          MEDICAL MANAGER CORPORATION



         The undersigned hereby consents to be named in the Registration Statement on Form S-1 to be filed by Medical Manager Corporation (the "Company") with the Securities and Exchange Commission, as a director of the Company.



                                                   /s/ Richard W. Mehrlich
                                                   -----------------------
                                                   Richard W. Mehrlich